                                                                   Exhibit 10.03


                        AMENDMENT NO. 2 dated as of July 14, 2004 (this
                  "Amendment"), to the Credit Agreement dated as of March 3, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among FLEXTRONICS INTERNATIONAL USA, INC., a California corporation (the "Borrower"), the financial institutions party to the Credit Agreement as Lenders (the "Lenders"), and ABN AMRO BANK N.V., as Agent.

            A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            B. The Borrower has requested that the Lenders amend the Credit Agreement to, among other things (a) provide for a decrease in the Total Commitment and a decrease in the Commitment of each Lender as set forth on Annex I hereto and (b) permit the Borrower to further decrease or increase the Total Commitment after the date of this Amendment upon written notice to the Lenders, provided that the Combined Total Commitment does not exceed $1,100,000,000. The Lenders are willing so to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments to Section 1.01. (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the term "Total Commitment" in its entirety and replacing it with the following:

            "Total Commitment" shall mean, at any time, the sum at such time of the Lenders' Commitments. The Total Commitment as of July 14, 2004 is Two Hundred Million Dollars ($200,000,000).

            (b) The term "EBITDA" in Section 1.01 of the Credit Agreement is hereby amended by deleting the text "September 30, 2004" in clause (d) thereof and substituting "June 28, 2004" therefore.

            SECTION 2. Amendment to Section 2.01. Clause (i)(A) of Subparagraph
2.01 (b) is hereby amended by inserting the text "the lesser of (i) the Total Commitment and (ii)" after the text "shall not exceed."

            SECTION 3. Amendment to Section 2.05. (a) Section 2.05 of the Credit Agreement is hereby amended by adding the following Subparagraph 2.05(d) at the end of such Section:

            "(d) Increases and Decreases in Commitments. Upon five (5) Business Days prior written notice to the Lenders and Agent in the form attached hereto as Exhibit A-2 or another form acceptable to Agent, the Borrower may (without the consent of any Lender) increase or decrease the Total Commitment by Five Million Dollars ($5,000,000) or integral multiples thereof by reallocating between "Commitments" under the FIL Credit Agreement and "Commitments" under this Agreement; provided, however that:

            (i) any increase (or decrease) in the Total Commitment pursuant to this Subparagraph 2.05(d) shall automatically result in (and be subject to) a corresponding decrease (or increase) in the "Total Commitment" under the FIL Credit Agreement;

            (ii) any increase (or decrease) in a Lender's Commitment pursuant to this Subparagraph 2.05(d) shall automatically result in (and be subject to) a corresponding decrease (or increase) in such Lender's "Commitment" under the FIL Credit Agreement;

            (iii) the Combined Total Commitment shall not exceed One Billion One Hundred Million Dollars ($1,100,000,000), as permanently reduced pursuant to Subparagraph 2.05(b) of this Agreement and Subparagraph 2.05(c) of the FIL Credit Agreement;

            (iv) each Lender's Combined Commitment shall not exceed the amount set forth under the caption "Combined Commitment" in Part A of
            Schedule I, as permanently reduced pursuant to Subparagraph 2.05(b) of this Agreement and Subparagraph 2.05(c) of the FIL Credit Agreement;

            (v) the Borrower may not reduce the Total Commitment prior to the Maturity Date if, after giving effect to such reduction, the aggregate principal amount of all Loans then outstanding plus the aggregate amount available for drawing under all Letters of Credit plus the aggregate amount of all Reimbursement Obligations outstanding at such time would exceed the Total Commitment; and

            (vi) no Default or Event of Default under this Agreement and no "Default" or "Event of Default" under the FIL Credit Agreement has occurred and is continuing or would result from such increase or decrease in the Total Commitment.

            (b) Subparagraph 2.05(c) is hereby amended by (i) adding the text "(except as set forth in Subparagraph 2.05(d))" after the text "reduced or cancelled" and (ii) adding the following text at the end of such Subparagraph:

            "Any increase in the Total Commitment shall be applied to increase each Lender's Commitment pro rata according to such Lender's Proportionate Share."

            SECTION 4. Amendment to Section 2.06. Section 2.06 of the Credit Agreement is hereby amended by adding the following new Subparagraph (d) at the end of such Section:

            "(d) Utilization Fee. For each day on which the sum of (i) the Used Commitment and (ii) the "Used Commitment" as defined in the FIL Credit Agreement is equal to or greater than 33% of the Combined Total Commitment on such day (and for each day after the day on which the Commitments terminate), the Borrowers agree to pay to the Agent, in US Dollars, for the account of each Lender, a utilization fee, which shall accrue at the rate under the column "Utilization Fee" on Schedule II on the daily amount of the Used Commitment, to be paid to the Lenders based on each Lender's Proportionate Share. Accrued utilization fees shall be payable in arrears on the last day of March, June, September and December of each year, on any date prior to the Maturity Date on which the Commitments terminate and on the Maturity Date commencing on September 30,2004, provided that any utilization fees accruing after the Maturity Date shall be payable on demand. All utilization fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day)."

            SECTION 5. Amendment to Section 5.01. Section 5.01 is hereby amended by deleting Subparagraph 5.01(k) in its entirety and substituting the following therefor:

            "(k) Flextronics Hungaria Kft. In the event that Flextronics Hungaria Kft. (x) has not been liquidated or dissolved by September 30, 2004, and (y) is a "Material Subsidiary" as of such date, then, within five (5) Business Days of such date, Borrower shall cause Flextronics Hungaria Kft. to (i) complete and execute a Subsidiary Joinder and (ii) deliver or cause to be delivered such other instruments, agreements, certificates, opinions and documents as Agent may reasonably request."

            SECTION 6. Amendment to Section 8.04. Subparagraph 8.04(i) is hereby amended by inserting the text "(other than as provided in Subparagraph 2.05(e))" after the text "(A) increase the Total Commitment."

            SECTION 7. Amendments to Section 8.05. Subparagraph 8.05(c) is hereby amended by deleting clause (iv) in its entirety and replace it with the following:

            "(iv) No Lender may make any Assignment of its Commitment and Loans under this Agreement to any Assignee Lender unless such Lender concurrently assigns and delegates to such Assignee Lender an equal pro rata interest in such Lender's "Commitment" and "Loans" under the FIL Credit Agreement; and"

            SECTION 8. Amendments to Schedules and Exhibits (a) Part A of
Schedule I of the Credit Agreement is hereby deleted in its entirety and replaced with the revised "Schedule I - Part A" attached hereto as Annex I.

            (b) A new Exhibit A-2 is hereby added to the Credit Agreement in the form attached hereto as Annex II.

            (c) Schedule II of the Credit Agreement is hereby deleted in its entirety and replaced with the revised Schedule II attached hereto as Annex III.

            SECTION 9. Representations and Warranties. To induce the other parties to enter into this Amendment, the Borrower represents and warrants to the Agent and to each Lender that:

            (a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such party hereto, enforceable against it in accordance with its terms.

            (b) After giving effect to this Amendment, the representations and warranties set forth in Section IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).

            (c) The acquisition by the Borrower of a fifty-five percent (55%) ownership interest in Hughes Software Systems is permitted under the Credit Agreement.

            (d) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

            SECTION 10. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each Borrower and each Lender and (ii) counterparts of Amendment No. 2 to the FIL Credit Agreement dated the date hereof that, when taken together, bear the signatures of FIL and each Lender party thereto, (b) the representations and warranties set forth in Section 9 of this Amendment are true and correct and (c) all expenses required to be paid or reimbursed by the Borrower pursuant to this Amendment, the Credit Agreement, the FIL Credit Agreement or otherwise, including all reasonable invoiced fees and expenses of counsel to the Agent, shall have been paid or reimbursed, as applicable.

            SECTION 11. Effect of Amendment. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein and only for the circumstances referred to herein. Any default under this Amendment shall constitute an Event of Default under the Credit Agreement.

            SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            SECTION 13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

            SECTION 14. Expenses. The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent.

            SECTION 15. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                     FLEXTRONICS INTERNATIONAL USA,
                                     INC.,

                                         by /s/ THOMAS J. SMACH
                                            ------------------------------------
                                            Name: THOMAS J. SMACH
                                            Title: CFO

                                     ABN AMRO BANK N.V., individually and
                                     as Agent,
                                         by /s/ WILLIAM W. DAVIDSON
                                            ------------------------------------
                                            Name: WILLIAM W. DAVIDSON
                                            Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of institution Bank of America, N.A.

                                         by /s/ JAMES P. JOHNSON
                                            ------------------------------------
                                            Name: JAMES P. JOHNSON
                                            Title: Managing Director

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution ALLIED IRISH BANKS Plc.

                                         by /s/ Michael Doyle
                                            ------------------------------------
                                            Name: MICHAEL DOYLE
                                            Title: SENIOR VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                 FUJI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution BANK AUSTRIA CREDITANSTALT AG

                                         by /s/ K. Prauckl
                                            ------------------------------------
                                            Name:  K. Prauckl
                                            Title: Ingo Bleler

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution BNP PARIBAS

                                         by /s/ Rafael Lumanlan
                                            ------------------------------------
                                            Name: Rafael Lumanlan
                                            Title: Director

                                         by /s/ Stuart Darby
                                            ------------------------------------
                                            Name: Stuart Darby
                                            Title: Vice President

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name Of Institution ABN-AMRO BANK N.V.

                                         by /s/ WILLIAM W. DAVIDSON
                                            ------------------------------------
                                            Name: WILLIAM W. DAVIDSON
                                            Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Citicorp USA, Inc.

                                         by /s/ Spiegel
                                            ------------------------------------
                                            Name: Spiegel

                                            Title: V.P.

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

                                     CREDIT SUISSE FIRST BOSTON ACTING
                                     THROUGH ITS CAYMAN ISLANDS BRANCH

                                     by: /s/ Peter Chauvin
                                         -----------------------------
                                         Peter Chauvin
                                         Vice President

                                     by: /s/ Alain Daoust
                                         -----------------------------
                                         Alain Daoust
                                         Director

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Deutsche Bank AG, New York Branch

                                         by /s/ Paul O'Leary
                                            ------------------------------------
                                            Name: Paul O'Leary
                                            Title: Vice President

                                         /s/ Gregory Shefrin
                                         ---------------------------------------
                                             Name: Gregory Shefrin
                                             Title: Director

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution FLEET NATIONAL BANK

                                         by /s/ JAMES P. JOHNSON
                                            ------------------------------------
                                            Name: JAMES P. JOHNSON
                                            Title: Managing Director

                                            Attention: Bank of America, N.A.
                                                       Technology Group

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution HSBC Bank USA, NA

                                         by /s/ David Wagstaff
                                            ------------------------------------
                                            Name: David Wagstaff
                                            Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Kereskedelmi es Hitel bank Rt.

                                         by ___________________________________
                                            Name:
                                            Title:

                                /s/ Attila Paczoli         /s/ Zoltan Petrov
                                -------------------     ------------------------
                                 Attila Paczoli             Zoltan Petrov
                                   Director               Relationship Manager

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Key Bank National Association

                                         by /s/ Robert W. Boswell
                                            ------------------------------------
                                            Name: ROBERT W. BOSWELL
                                            Title: VICE PRESIDENT

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution LEHMAN COMMERCIAL PAPER, INC.

                                         by /s/ Francis J. Chang
                                            ------------------------------------
                                            Name: Francis J. Chang
                                            Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Mizuho Corporate Bank, Ltd.

                                         by /s/ Yuichi Hirashima
                                            ------------------------------------
                                            Name: Yuichi Hirashima
                                            Title: Deputy General Manager

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

TO Approve the Amendment:

Name of Institution Royal Bank of Canada

                                         by /s/ Stephanie Babich-Allegra
                                            ------------------------------------
                                            Name: Stephanie Babich-Allegra
                                            Title: Authorized Signatory

                                                               SIGNATURE PAGE TO
                                                 FIU1 CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Skandinaviska Enskilda Banken AB (publ)

                                         by /s/ Michael I Dicks
                                            ------------------------------------
                                            Name: Michael I Dicks
                                            Title: Head of DCM, London

                                         by /s/ Martin Lindeberg
                                            ------------------------------------
                                            Name: Martin Lindeberg
                                            Title: Transaction Manager

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Sumitomo Mitsui Banking Corporation

                                         by /s/ Leo E. Pagarigan
                                            ------------------------------------
                                            Name: Leo E. Pagarigan
                                            Title: Senior Vice President

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution The Bank of Nova Scotia

                                         by /s/ Kemp  Leonard
                                            ------------------------------------
                                            Name: Kemp  Leonard
                                            Title: Director

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

                           UBS LOAN FINANCE LLC

                           By: /s/ Doris Mesa
                               ------------------------------
                                   Doris Mesa
                                   Associate Director
                                   Banking Products
                                   Services, US

                           By: /s/ JOSELIN FERNANDES
                               ------------------------------
                                   Joselin Fernandes
                                   Associate Director
                                   Banking Products
                                   Services, US

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution Union Bank of California, N.A.

                                         by /s/ Sarabelle Hitchner
                                            ------------------------------------
                                            Name: Sarabelle Hitchner
                                            Title: Vice President

                                                               SIGNATURE PAGE TO
                                                 FIUI CREDIT AGREEMENT AMENDMENT

To Approve the Amendment:

Name of Institution U.S. Bank National Association

                                         by /s/ Janet E. Jordan
                                            ------------------------------------
                                            Name: Janet E. Jordan
                                            Title: Vice President

                                                                         ANNEX I

                               SCHEDULE I - PART A

                                                                NEW ALLOCATION
                                            ---------------------------------------------------
                                                Combined
        Institution                            Commitment             FIL              FIUI
---------------------------------           ---------------      -------------    -------------
ABN AMRO                                    $    85,000,000      $  69,545,456    $  15,454,544
Fleet                                       $    85,000,000      $  69,545,455    $  15,454,545
Bank of America                             $    81,500,000      $  66,681,818    $  14,818,182
Citibank                                    $    81,500,000      $  66,681,818    $  14,818,182
Deutsche Bank AG, New York Branch           $    81,500,000      $  66,681,818    $  14,818,182
Credit Suisse First Boston                  $    81,500,000      $  66,681,818    $  14,818,182
Scotia Capital                              $    81,500,000      $  66,681,818    $  14,818,182
BNP Paribas                                 $    62,500,000      $  51,136,364    $  11,363,636
Key Bank                                    $    60,000,000      $  49,090,909    $  10,909,091
HSBC                                        $    50,000,000      $  40,909,091    $   9,090,909
UBS                                         $    50,000,000      $  40,909,091    $   9,090,909
Royal Bank of Canada                        $    50,000,000      $  40,909,091    $   9,090,909
Lehman Brothers                             $    50,000,000      $  40,909,091    $   9,090,909
Mizuho                                      $    35,000,000      $  28,636,364    $   6,363,636
Union Bank of California                    $    30,000,000      $  24,545,455    $   5,454,545
Bank Austria                                $    25,000,000      $  20,454,545    $   4,545,455
K&H Bank                                    $    25,000,000      $  20,454,545    $   4,545,455
US Bank                                     $    25,000,000      $  20,454,545    $   4,545,455
SE Banken                                   $    25,000,000      $  20,454,545    $   4,545,455
Sumitomo Mitsui                             $    25,000,000      $  20,454,545    $   4,545,455
Allied Irish Bank                           $    10,000,000      $   8,181,818    $   1,818,182
                                            ---------------      -------------    -------------
                                            $ 1,100,000,000      $ 900,000,000    $ 200,000,000

                                                                        ANNEX II

                                   EXHIBIT A-2

                         NOTICE OF INCREASE OR DECREASE
                              IN TOTAL COMMITMENTS

                                     [Date]

ABN AMRO Bank N.V.

as Agent

[_______________]

Attn: [_________________]

      1. Reference is made to that certain Credit Agreement, dated as of March 3, 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Flextronics International USA, Inc. ("Borrower"). Lenders, Fleet National Bank, as Issuing Bank, and ABN AMRO Bank N.V., as Agent. Lenders have agreed to extend credit to Borrower upon the terms and subject to the conditions set forth therein. Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

      2. Pursuant to Paragraph 2.05(d) of the Credit Agreement, Borrower hereby requests [an increase] [a decrease] in the Total Commitment in the amount of $[ ] and a corresponding [decrease] [increase] in the "Total Commitment" under the FIL Credit Agreement.

      3. Borrower hereby certifies to Lenders and Agent that, on the date of this Notice and after giving effect to the requested [increase] [decrease] in the Total Commitment:

            (a) The representations and warranties set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

            (b) No Default has occurred and is continuing or will result from such [increase] [decrease] in the Total Commitment.

            (c) After giving effect to such [increase] [decrease] in the Total Commitment (i) the Combined Total Commitment does not exceed $1,100,000,000 and
(ii) the Total Commitment is not less than the sum of (x) the then aggregate principal amount of Loans outstanding, (y) the aggregate amount available for drawing under all Letters of Credit and (z) the aggregate amount of all Reimbursement Obligations then outstanding.

                                                                        ANNEX II

            IN WITNESS WHEREOF, Borrower has executed this Notice on the date set forth above.

                                         FLEXTRONICS INTERNATIONAL USA, INC.,

                                         By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                         FLEXTRONICS INTERNATIONAL LTD.,

                                         By: ___________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                                                       ANNEX III

                                   SCHEDULE II

                                  PRICING GRID

                                                APPLICABLE
                                                  MARGIN
                                APPLICABLE         FOR
      FIL'S                       MARGIN        LIBOR RATE
     SENIOR                         FOR         BORROWINGS                      COMMITMENT
      DEBT          PRICING      BASE RATE        AND LC     UTILIZATION            FEE
     RATING          LEVEL      BORROWINGS      USAGE FEE         FEE           PERCENTAGE
-----------------   -------     ----------      -----------  -----------        ----------
> or = BBB / Baa2      1              0%          0.750%          0.250%          0.150%
      BBB- / Baa3      2              0%          1.000%          0.250%          0.200%
       BB+ / Bal       3          0.250%          1.250%          0.250%          0.250%
        BB / Ba2       4          0.500%          1.500%          0.250%          0.350%
< or = BB- / Ba3       5          1.000%          2.000%          0.250%          0.500%

                                                                       ANNEX III

                                   EXPLANATION

The Applicable Margin with respect to the LIBOR Rate Loans, the LC Usage Fee (as applicable) and the Commitment Fee Percentage will be determined based on FIL's Senior Debt Rating assigned by S&P and Moody's as follows:

1. In the event FIL does not have a Senior Debt Rating from either S&P or Moody's, then such rating agency will be deemed for purposes hereof to have established a Senior Debt Rating for FIL below BB- and Ba3, respectively.

2. If the Senior Debt Rating established or deemed to have been established by S&P and Moody's are split within different categories above, then the lower rating shall apply (with Pricing Level 3 being lower than Pricing Level 2).

3. Any change in FIL's Senior Debt Rating shall be effective on the date such change is first announced by the rating agency making such change.

In addition, the Borrower will pay the utilization fee specified in the fifth column above as provided in Section 2.06 of the Credit Agreement.